UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 29, 2016

(Date of earliest event reported)

VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 Shaffer parkway, suite 5, littleton, colorado 80127

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operation and Financial Condition

On February 29, 2016,  the registrant provided an overview of the Company’s recent  operating highlights and selected financial results for the year ended December 31, 2015 and provided an update on the Guadalupe de los Reyes gold and silver project.  The Company’s full financial results can be found in the Company’s Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) and the Canadian securities regulatory authorities on February 26, 2016.

Summary of 2015 Financial Results

We reported net income of $1.0 million or $0.01 per share for the year ended December 31, 2015. This includes $10.2 million of payments received from the Australian Government under a research and development incentive program for qualifying costs incurred in 2012 and 2013; a $1.6 million mark-to-market loss on our investment in Midas Gold Corp.; $7.5 million of operating expenses, net of a $2.0 million gain on the disposal of the Los Cardones gold project; and $0.1 million of other expenses. Cash operating expenditures were substantially unchanged from 2014.

Our working capital as at December 31, 2015 totaled approximately $14.4 million, including cash and short-term investments (comprised of government securities) of approximately $12.9 million. The Company has no debt.

Frederick H. Earnest, Vista’s President and CEO, commented, “2015 was a pivotal year in the financial position of the Company. The cash received from the sale of some of our non-core assets, together with the receipt of $10.2 million dollars under the Australian Government's R&D Tax Incentive Program have financed the Company without shareholder dilution, and provided a treasury that we believe will fund the Company into 2018.

We plan to continue our core focus on Mt Todd permitting and technical/economic studies. We recently retained a team of experts to review key areas of the project; concentrating on metallurgical recovery, process engineering and plant design, pit slope rock mechanics, mine plans and scheduling, and the gas-fired power plant. We hope that this review will identify opportunities to improve project economics and may move the project closer to development.”

Guadalupe de los Reyes Update

On February 25, 2016, Vista received notification from Great Panther Silver Limited (“Great Panther”) that it is terminating its option agreement on Vista’s non-core Guadalupe de los Reyes gold and silver project (the “Guadalupe project”) in Sinaloa, Mexico; and that the $1.5 million option payment due in February 2016 would not be made.  Pursuant to the terms of the option agreement, Vista and Great Panther are now working together to transition 100% of the Guadalupe project back to Vista’s control.

Frederick H. Earnest, added, “The Guadalupe project is a non-core project for Vista.  The work that Great Panther and its subsidiary (Coboro Minerales de Mexico, S.A. de C.V) completed over the last two years has confirmed previous work and provided additional information about the low-sulfidation epithermal veins systems in the district. We continue to believe that the Guadalupe project has good prospects for future development based on the identified and prospective mineral resources. At the appropriate time we intend to seek a new partner who can advance the project to a development decision.”

To review the Company's Annual Report on Form 10-K for the year ended December 31, 2015, including the related Management's Discussion and Analysis, visit any of the following websites: www.sedar.com,  www.sec.gov or www.vistagold.com.

Management Conference Call

A conference call with management to review our financial results for the fiscal year ended December 31, 2015 and to discuss corporate and project activities is scheduled for Wednesday, March 2, 2016 at 2:30 p.m. MST.

Toll-free in North America: 1-888-455-2296

International:  719-325-2323

This call will also be web-cast and can be accessed at the following web location:

 http://event.on24.com/r.htm?e=1145423&s=1&k=66EBAA8D858DD45E6AA2CBEC0028F700

This call will be archived and available at www.vistagold.com after March 2, 2016.  Audio replay will be available for 21 days by calling toll-free in North America:  1-866-245-6755, passcode 890013.

If you are unable to access the audio or phone-in on the day of the conference call, please email questions to Connie Martinez, Manager – Investor Relations (email: connie@vistagold.com), and we will try to address these questions prior to or during the conference call.

All dollar amounts in the report are U.S. dollars.

This report contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws.  All statements, other than statements of historical facts, included in this report that address activities, events or developments that we expect or anticipate will or may occur in the future, including such things as, the Company being funded into 2018; our plan to continue our focus on Mt Todd; our belief that the recommendations may lead to improved project economics and may move the project closer to development; our plan to seek a partner who can advance the Guadalupe project; our belief that the Guadalupe project has good prospects for future development based on the identified and prospective mineral resources; our believe that the return of the Guadalupe project will have no impact on Mt Todd and other such matters are forward-looking statements and forward-looking information.  The material factors and assumptions used to develop the forward-looking statements and forward-looking information contained in this report include the following: our approved business plans, exploration and assay results, mineral resource and reserve estimates and results of preliminary economic assessments, and pre-feasibility studies on our projects, if any.  When used in this report, the words “optimistic,” “potential,” “indicate,” “expect,”  “intend,” “hopes,” “believe,” “may,” “will,” “if,” “anticipate,” and similar expressions are intended to identify forward-looking statements and forward-looking information.  These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such statements.  Such factors include, among others, uncertainty of resource and reserve estimates, uncertainty as to the Company’s future operating costs and ability to raise capital; risks relating to cost increases for capital and operating costs; risks of shortages and fluctuating costs of equipment or supplies; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; potential effects on our operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which it operates; as well as those factors discussed under the headings “Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s latest Annual Report on Form 10-K as filed on February 26, 2016 and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.  Except as required by law, we assume no obligation to publicly update any forward-looking statements or forward-looking information; whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01  Regulation FD

On February 29, 2016,  the registrant provided an overview of the Company’s recent  operating highlights and selected financial results for the year ended December 31, 2015 and provided an update on the Guadalupe de los Reyes gold and silver project. A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01  Exhibits

Exhibit No.Description

99.1Press Release dated February 29, 2016*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP. (Registrant)
Dated: March 3, 2016	By: /s/John F. Engele John F. Engele Chief Financial Officer

EXHIBIT INDEX

Exhibit No.Description

99.1Press Release dated February 29, 2016*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.